Exhibit 32.1
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of SouthPeak Interactive Corporation (the “Company”) for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Melanie Mroz, Chief Executive Officer and President of the Company, and Reba L. McDermott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2010

/s/ Melanie Mroz
Melanie Mroz
President, Chief Executive Officer

/s/ Reba McDermott
Reba L. McDermott
Chief Financial Officer